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                                                                   EXHIBIT 10(b)

                 CONSENT OF SWIDLER BERLIN SHEREFF FRIEDMAN, LLP

                  We hereby consent to the reference to our firm included in Part A and Part B of Mercury Asset Management Master Trust, filed as part of Registration Statement No. 811-09049.


                               /s/ Swidler Berlin Shereff Friedman, LLP
                               ------------------------------------------------
                               Swidler Berlin Shereff Friedman, LLP


New York, New York
September 8, 1999